COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com
Spectrum Pharmaceuticals Reports Second Quarter 2015 Financial Results and Pipeline Update

•	SPI-2012: Pursuing Special Protocol Assessment (SPA) before initiating a non-inferiority Phase 3 study, also powered at 80% for superiority to pegfilgrastim

•	EVOMELA™ (melphalan hydrochloride) for injection: On track for FDA decision (NDA PDUFA date of October 23, 2015)

•	Poziotinib: Expect to initiate Phase 2 study in breast cancer

•	Apaziquone: On track for NDA filing by year end

•	Company raises guidance following better operating performance; now expects to exit 2015 with cash of more than $110 million

HENDERSON, Nevada - August 6, 2015 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in hematology and oncology, announced today financial results for the three-month period ended June 30, 2015.
“The results from this quarter demonstrate our ability to maintain financial discipline while continuing to fund our highest priority projects,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. “The second half of 2015 marks key milestones for several of Spectrum’s drugs. With the potential approval of Evomela in October, we could have six drugs on the market. Pending alignment with the FDA, we expect to initiate a non-inferiority Phase 3 study for SPI-2012 which would be powered at 80% to show superiority against pegfilgrastim. Also, our potentially best-in-class novel pan-HER inhibitor, poziotinib, will target breast cancer in a Phase 2 clinical program. Additionally, with apaziquone, we plan to file an NDA and initiate a confirmatory Phase 3 trial under a SPA by year end. Our pipeline has never been as exciting as it is today, and provides a sound foundation for future growth of the company.”
Pipeline Update:
Two Potential Blockbusters, One Near-term FDA Decision and One Near-term NDA Submission

•
SPI-2012, a novel long-acting GCSF: In Phase 2 trials earlier this year, SPI-2012’s efficacy was shown to be non-inferior at the middle dose, and superior to the blockbuster drug pegfilgrastim at the higher dose tested. Based on discussion with the FDA, the Company plans to initiate a Phase 3 study this year, and is seeking an SPA for this study that would be powered at over 90% to demonstrate non-inferiority and at 80% to demonstrate superiority to pegfilgrastim.

•
EVOMELA, a propylene-glycol free formulation of melphalan with improved stability: NDA review is ongoing and is on track for an FDA decision on October 23, 2015. This drug is expected to be launched using Spectrum’s existing sales force, and pre-launch activities have commenced.

•
Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: The Company plans to initiate a U.S. based breast cancer program based on compelling Phase 1 efficacy data demonstrated in breast cancer patients who had failed multiple other HER-2 directed therapies. In addition, multiple Phase 2 studies funded by Hanmi Pharmaceuticals are currently ongoing.

•	Apaziquone, a potent pro-drug being investigated for non-muscle-invasive bladder cancer: Apaziquone is a bio-reductive agent activated by reductase enzymes, such as DT-diaphorase,

expressed by bladder tumor cells, to form a cytotoxic alkylating agent. Spectrum expects to file an NDA by year-end. Additionally, the Company is seeking an SPA with the FDA before commencing an additional confirmatory Phase 3 Study.
Three-Month Period Ended June 30, 2015 (All numbers are approximate)
GAAP Results
Total product sales were $35.1 million in the second quarter of 2015. Total product sales decreased 25% from $46.9 million in the second quarter of 2014.
Product sales in the second quarter included: FUSILEV® (levoleucovorin) net sales of $14.3 million, FOLOTYN® (pralatrexate injection) net sales of $12.2 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $4.8 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $2.1 million and BELEODAQ® (belinostat for injection) net sales of $1.7 million.
Spectrum recorded net loss of $2.3 million, or $(0.04) per basic and diluted share in the three-month period ended June 30, 2015, compared to net loss of $3.6 million, or $(0.06) per basic and diluted share in the comparable period in 2014. Total research and development expenses were $9.6 million in the quarter, as compared to $11.3 million in the same period in 2014. Selling, general and administrative expenses were $22.6 million in the quarter, compared to $25.4 million in the same period in 2014.

Non-GAAP Results
Spectrum recorded non-GAAP net loss of $0.5 million, or $(0.01) per basic share and diluted share in the three-month period ended June 30, 2015, compared to non-GAAP net income of $6.8 million, or $0.11 per basic share and $0.09 per diluted share in the comparable period in 2014. Non-GAAP research and development expenses were $9.1 million, as compared to $10.8 million in the same period of 2014. Non-GAAP selling, general and administrative expenses were $19.7 million, as compared to $21.8 million in the same period in 2014.
2015 Financial Guidance
Spectrum projects year-end aggregate cash and cash equivalents and marketable securities of over $110 million, up from the Company’s previous guidance of $100 million excluding any new business development transactions.

Conference Call
Thursday, August 6, 2015 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 85787537
International:    (973) 796-5077, Conference ID# 85787537
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on August 6, 2015 at 4:30 p.m. Eastern/1:30 p.m. Pacific.

About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in hematology and oncology. Spectrum markets five hematology/oncology drugs, and expects an FDA decision on another hematology drug later this year. Additionally, Spectrum's pipeline includes three drugs targeting blockbuster markets in advanced stages of clinical development. Spectrum's strong track record in in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

About Evomela™
Evomela, a propylene glycol-free formulation of melphalan,is being investigated for the multiple myeloma transplant setting, for which it has been granted an Orphan Drug Designation by the FDA. This formulation eliminates the need to use propylene glycol containing custom diluent, which has been reported to cause renal and cardiac side effects, which in turn limit the ability to deliver higher doses of therapeutic compounds. The use of the Captisol® technology to reformulate melphalan also improves its stability and is anticipated to allow for slower infusion rates and longer administration durations, potentially enabling clinicians to safely achieve a higher dose intensity for pre-transplant chemotherapy.

About Captisol®
Captisol is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Captisol was invented and initially developed by scientists in the laboratories of Dr. Valentino Stella at the University of Kansas’ Higuchi Biosciences Center for specific use in drug development and formulation. This unique technology has enabled six FDA-approved products, including Onyx Pharmaceuticals’ Kyprolis®, Baxter International’s Nexterone® and Merck’s NOXAFIL IV. There are also more than 30 Captisol-enabled products currently in clinical development.

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, leveraging the expertise of partners and employees around the world to assist us in the execution of our strategy, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, and BELEODAQ® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™, EVOMELA™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2015 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues:
Product sales, net	$35,144	$46,855	$73,557	$86,951
License fees and service revenue	9,838	—	10,042	28
Total revenues	$44,982	$46,855	$83,599	$86,979

Operating expenses:
Cost of product sales (excludes amortization of purchased intangible assets)	5,990	6,156	13,061	12,434
Selling, general and administrative	22,552	25,399	45,886	48,802
Research and development	9,558	11,335	25,409	40,832
Amortization and impairment of intangible assets	6,916	5,361	20,938	10,721
Total operating costs and expenses	45,016	48,251	105,294	112,789
Loss from operations	(34)	(1,396)	(21,695)	(25,810)
Other Expenses:
Interest expense	(2,258)	(1,976)	(4,486)	(4,043)
Change in fair value of contingent consideration related to acquisitions	(146)	(1,005)	(646)	(1,729)
Other income (expense), net	69	(487)	(966)	(845)
Total other expenses	(2,335)	(3,468)	(6,098)	(6,617)
Loss before income taxes	(2,369)	(4,864)	(27,793)	(32,427)
Benefit (provision) for income taxes	23	1,301	(115)	1,223
Net loss	$(2,346)	$(3,563)	$(27,908)	$(31,204)

Net loss per share:
Basic	$(0.04)	$(0.06)	$(0.43)	$(0.49)
Diluted	$(0.04)	$(0.06)	$(0.43)	$(0.49)

Weighted average shares outstanding:
Basic	65,466,004	64,609,197	65,167,162	64,119,441
Diluted	65,466,004	64,609,197	65,167,162	64,119,441

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and equivalents	$142,271	$129,942
Marketable securities	3,308	3,306
Accounts receivable, net of allowance for doubtful accounts of $120 and $120, respectively	41,684	70,758
Other receivables	8,245	5,489
Inventories	8,794	9,200
Prepaid expenses	2,688	3,774
Deferred tax assets	172	—
Total current assets	207,162	222,469
Property and equipment, net of accumulated depreciation	1,265	1,405
Intangible assets, net of accumulated amortization	207,955	230,100
Goodwill	17,995	18,195
Other assets	19,952	17,864
Total assets	$454,329	$490,033

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued obligations	$71,823	$84,994
Accrued payroll and benefits	5,777	8,444
Deferred revenue	7,087	9,959
Drug development liability	573	1,141
Acquisition-related contingent obligations	5,243	4,901
Total current liabilities	90,503	109,439
Drug development liability, less current portion	13,916	14,644
Deferred revenue, less current portion	414	—
Acquisition-related contingent obligations, less current portion	2,745	2,441
Deferred tax liability	6,753	6,569
Other long-term liabilities	6,994	6,088
Convertible senior notes	98,866	96,298
Total liabilities	220,191	235,479
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E convertible voting preferred stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 20 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively (convertible into 40,000 shares of common stock, with aggregate liquidation value of $240)	123	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 67,245,602 and 65,969,699 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	66	66
Additional paid-in capital	545,359	538,553
Accumulated other comprehensive loss	(165)	(850)
Accumulated deficit	(311,245)	(283,338)
Total stockholders’ equity	234,138	254,554
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$454,329	$490,033

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)
(Unaudited)

	Three months ended June 30, 2015		Six months ended June 30, 2015
	2015	2014	2015	2014
GAAP product sales, net & license fees and service revenue	$44,982	$46,855	$83,599	$86,979
Non GAAP adjustments to product sales, net & license fees and service revenue:	(9,682)	—	(9,682)	—
Total adjustments to product sales, net & license fees and service revenues	(9,682)	—	(9,682)	—
Non-GAAP product sales & license and contract revenue	35,300	46,855	73,917	86,979
GAAP cost of product sales (excludes amortization of intangible assets)	5,990	6,156	13,061	12,434
Non-GAAP adjustments to cost of product sales	—	—	—	—
Non-GAAP cost of product sales (excludes amortization of intangible assets)	5,990	6,156	13,061	12,434
GAAP selling, general and administrative expenses	22,552	25,399	45,886	48,802
Non GAAP adjustments to SG&A:
Stock-based compensation	(3,087)	(2,163)	(5,116)	(4,570)
Shareholder lawsuit expenses	25	(884)	441	(1,263)
Insurance reimbursement under D&O policy	365	—	1,746	—
Depreciation expense	(177)	(572)	(345)	(817)
Total adjustments to SG&A	(2,874)	(3,619)	(3,274)	(6,650)
Non-GAAP selling, general and administrative	19,678	21,780	42,612	42,152
GAAP research and development	9,558	11,335	25,409	40,832
Non-GAAP adjustments to R&D:
Stock-based compensation	(441)	(511)	(873)	(955)
Depreciation expense	(3)	(11)	(6)	(49)
Beleodaq milestone cash payment & stock issuance	—	—	—	(17,790)
Other R&D milestone payments	—	—	(3,000)	—
Total adjustments to R&D	(444)	(522)	(3,879)	(18,794)
Non-GAAP research and development	9,114	10,813	21,530	22,038
GAAP amortization and impairment of intangible assets	6,916	5,361	20,938	10,721
Non-GAAP adjustments to amortization and impairment of intangible assets:
Amortization expense	(6,916)	(5,361)	(13,778)	(10,721)
Impairment of FUSILEV distribution rights	—	—	(7,160)	—
Total adjustments to amortization and impairment of intangibles	(6,916)	(5,361)	(20,938)	(10,721)
Non-GAAP amortization and impairment of intangibles	—	—	—	—
GAAP loss from operations	(34)	(1,396)	(21,695)	(25,810)
Non-GAAP adjustments to loss from operations	552	9,502	18,409	36,165
Non-GAAP income (loss) from operations	518	8,106	(3,286)	10,355
GAAP total other expenses, net	(2,335)	(3,468)	(6,098)	(6,617)
Market-to-market of contingent consideration	146	1,005	646	1,729
Loss on foreign currency exchange	(127)	—	1,019	—
Accretion of discount on 2018 Convertible Notes	1,298	1,185	2,569	2,332
Total adjustments to other expense, net	1,317	2,190	4,234	4,061
Non-GAAP total other expenses, net	(1,018)	(1,278)	(1,864)	(2,556)
GAAP benefit (provision) for income taxes	23	1,301	(115)	1,223
Adjustment to benefit (provision) for income taxes	(23)	(1,301)	115	(1,223)
Non-GAAP benefit (provision) for income taxes	—	—	—	—
GAAP net loss	(2,346)	(3,563)	(27,908)	(31,204)
Total non-GAAP adjustments	1,846	10,391	22,758	39,003
Non-GAAP net (loss) income	$(500)	$6,828	$(5,150)	$7,799
Non-GAAP (loss) income per share:
Basic	$(0.01)	$0.11	$(0.08)	$0.12
Diluted	$(0.01)	$0.09	$(0.08)	$0.10
Weighted average shares outstanding:
Basic	65,466,004	64,609,197	65,167,162	64,119,441
Diluted	65,466,004	79,260,064	65,167,162	79,012,587

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI